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EXHIBIT 23

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We consent to the incorporation by reference in the following Registration Statement of our report dated June 11, 1999, with respect to the financial statements and schedules of the IndyMac/IndyMac Mortgage Holdings, Inc. 401(k) Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1998:

     Registration
      Statement
        Number         Form               Description
     ------------      ----               -----------
      333-36085         S-8    Registration of 401(k) Plan Stock


/s/ Grant Thornton LLP
Los Angeles, California
June 11, 1999

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